UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Emerging Markets Equity Portfolio

May 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 17, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Emerging Markets Equity Portfolio (the “Fund”), for the semi-annual reporting period ended May 31, 2013. The Fund commenced operations on September 27, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests at least 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. Examples of emerging markets include Argentina, Brazil, Chile, Croatia, Egypt, India, Indonesia, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. Investing in emerging markets generally involves risks greater than investing in the markets of developed countries.

In managing the Fund, AllianceBernstein L.P. (the “Adviser”) will apply a value philosophy, selecting stocks with low prices in relation to the Adviser’s estimates of the companies’ earnings power, future book values and dividend-paying capabilities. The Adviser will select investments for the Fund based on a “bottom-up” approach, primarily taking into account its research findings on specific companies and industries rather than broad economic forecasts.

In allocating the Fund’s assets among emerging market countries, the Adviser will consider such factors as the current country exposure of the

Fund, the liquidity and volatility of the stock markets represented, the key economic characteristics of the countries, and transaction costs. In general, no more than 25% of the Fund’s net assets will be invested in issuers in any one country. The Fund may invest in companies of any size.

Currency fluctuations can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. To hedge currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Fund may also take long positions in currencies by investing directly in currencies or by investing in currency-related derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Market (“EM”) Index for the six-month period ended May 31, 2013 and from the Fund’s inception on September 27, 2012 through May 31, 2013.

Since inception of the Fund, all share classes of the Fund fell in absolute terms and underperformed the benchmark. Security selection drove the deficit, particularly in the finance, telecommunications, and construction and housing sectors. Sector selection

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	1

was also negative, due to losses from an overweight in the energy and gold sectors and an underweight in the consumer staples sector. Favorably contributing to performance were an overweight in telecommunications and an underweight in technology, as well as strong stock selection in the consumer cyclicals sector.

During the six-month period, the Fund also underperformed its benchmark. Security selection detracted the most from performance while sector selection also detracted from relative returns. Security selection drove the underperformance, particularly in the Polish commodities and Russian energy sectors. Sector selection was negative with losses from an overweight in the gold sector and energy sector outweighing gains from an underweight in the telecommunications sector and an overweight in the technology sector. The underweight in telecommunications and overweight in technology as well as strong stock selection in China were not enough to offset the losses.

The Fund did not engage in derivatives for either the six-month period, or the period from inception, through May 31, 2013.

Market Review and Investment Strategy

Despite a retreat in the first quarter as risk sentiment increased on mounting macroeconomic uncertainty, emerging market equities rose during the reporting period. In Europe, the European Central Bank said it would buy euro-government bonds of indebted nations in order to stabilize the currency union. Across the Atlantic, the U.S. Federal Reserve (the “Fed”) announced an open-ended mortgage bond-buying program and pledged to extend the near-zero benchmark interest rate until the middle of 2015. However, optimism faded at the end of the period amid growing expectations that the Fed could begin to wind back its quantitative easing program at the end of 2013.

The Emerging Markets Equity Investment Team believes that the fundamentals of many emerging market companies are currently more attractive than those of their developed-market counterparts, as these emerging-market firms continue to exercise spending discipline and maintain strong balance sheets. Yet valuations of emerging market equities are roughly in line with those of developed-market equities.

2	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. For example, emerging market countries may have more unstable governments than developed countries, and their economies may be based on only a few industries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small investments may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2013	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Emerging Markets Equity Portfolio
Class A	-1.42%	-1.42%

Class C	-1.93%	-2.02%

Advisor Class†	-1.46%	-1.36%

MSCI EM Index	1.30%	2.40%

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

*    Inception date: 9/27/2012

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF MAY 31, 2013 (UNANNUALIZED)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
6 Months	-1.42%	-5.58%
Since Inception*	-1.42%	-5.58%

Class C Shares
6 Months	-1.93%	-2.91%
Since Inception*	-2.02%	-3.00%

Advisor Class Shares**
6 Months	-1.46%	-1.46%
Since Inception*	-1.36%	-1.36%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 13.43%, 13.46%, and 12.52% for Class A, Class C, Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.75%, 2.45%, and 1.45% for Class A, Class C, Advisor Class shares respectively. These waivers/ reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 9/27/2012.

**	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC RETURNS (UNANNUALIZED) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2013)
SEC Returns (reflects applicable sales charges)

Class A Shares
6 Months	-19.69%
Since Inception*	-14.22%

Class C Shares
6 Months	-17.28%
Since Inception*	-11.83%

Advisor Class Shares**
6 Months	-16.04%
Since Inception*	-10.28%

*	Inception date: 9/27/2012.

**	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$985.80	$8.66	1.75%
Hypothetical**	$1,000	$1,016.21	$8.80	1.75%
Class C
Actual	$1,000	$980.70	$12.10	2.45%
Hypothetical**	$1,000	$1,012.72	$12.29	2.45%
Advisor Class
Actual	$1,000	$985.40	$7.18	1.45%
Hypothetical**	$1,000	$1,017.70	$7.29	1.45%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

May 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6.4

*	All data are as of May 31, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.2% or less in the following countries: Argentina, Czech Republic, Hungary, Kazakhstan, Kuwait, Mexico, Oman, Qatar and Ukraine.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2013

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd.	$511,997	8.0%
Banco do Brasil SA	267,835	4.2
LUKOIL OAO (London) (Sponsored ADR)	211,365	3.3
Gazprom OAO (Sponsored ADR)	201,211	3.1
Petroleo Brasileiro SA (Sponsored ADR)	184,350	2.9
KGHM Polska Miedz SA	178,703	2.8
China Petroleum & Chemical Corp. – Class H	153,358	2.4
Vale SA (Sponsored ADR) (Local Preference Shares)	149,224	2.3
LG Display Co., Ltd.	146,747	2.3
Kia Motors Corp.	133,886	2.1
	$2,138,676	33.4%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 90.4%
Financials – 24.6%
Commercial Banks – 17.8%
Banco do Brasil SA	22,800	$267,835
Banco Santander Brasil SA/Brazil (ADR)	9,060	64,598
Bangkok Bank PCL (NVDR)	10,700	72,265
Bank Mandiri Persero Tbk PT	81,000	79,990
China Construction Bank Corp. – Class H	142,000	114,666
DGB Financial Group, Inc.	4,310	64,195
Industrial & Commercial Bank of China Ltd. – Class H	185,000	129,910
KB Financial Group, Inc.	2,040	66,216
Komercni Banka AS	260	49,146
Sberbank of Russia (Sponsored ADR)	6,251	76,512
State Bank of India (Sponsored GDR)(a)	730	53,619
Turkiye Halk Bankasi AS	9,379	100,277

		1,139,229

Real Estate Investment Trusts (REITs) – 0.7%
Mexico Real Estate Management SA de CV	17,160	42,530

Real Estate Management & Development – 6.1%
China Overseas Land & Investment Ltd.	28,000	82,821
Country Garden Holdings Co., Ltd.	158,800	90,564
Evergrande Real Estate Group Ltd.	224,000	89,349
KWG Property Holding Ltd.	68,900	45,349
LPN Development PCL	27,000	22,519
Shimao Property Holdings Ltd.	20,000	42,979
Supalai PCL	25,800	17,214

		390,795

		1,572,554

Information Technology – 16.9%
Computers & Peripherals – 0.7%
Wistron Corp.	41,000	41,911

Electronic Equipment, Instruments & Components – 3.9%
Hon Hai Precision Industry Co., Ltd.	13,000	32,888
Innolux Corp.(b)	66,000	44,043
LG Display Co., Ltd.(b)	5,330	146,747
Yageo Corp.(b)	83,000	28,250

		251,928

Semiconductors & Semiconductor Equipment – 12.3%
Advanced Semiconductor Engineering, Inc.	114,000	97,385
Advanced Semiconductor Engineering, Inc. (ADR)	2,377	9,983
King Yuan Electronics Co., Ltd.	57,000	43,256
Samsung Electronics Co., Ltd.	380	511,997
SK Hynix, Inc.(b)	4,530	127,075

		789,696

		1,083,535

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 13.5%
Oil, Gas & Consumable Fuels – 13.5%
Banpu PCL	1,550	$15,308
China Petroleum & Chemical Corp. – Class H	150,000	153,358
Gazprom OAO (Sponsored ADR)(b)	26,580	201,211
KazMunaiGas Exploration Production JSC (GDR)(a)	2,460	38,253
LUKOIL OAO (London) (Sponsored ADR)	3,610	211,365
Petroleo Brasileiro SA (Sponsored ADR)	9,890	184,350
PTT PCL	5,700	61,377

		865,222

Consumer Discretionary – 11.0%
Auto Components – 0.3%
Xingda International Holdings Ltd.	41,000	17,915

Automobiles – 3.1%
Kia Motors Corp.	2,580	133,886
Tata Motors Ltd. (Sponsored ADR)	2,380	65,284

		199,170

Distributors – 0.8%
Dah Chong Hong Holdings Ltd.	58,000	52,683

Hotels, Restaurants & Leisure – 2.1%
Melco Crown Entertainment Ltd. (ADR)(b)	3,380	80,376
MGM China Holdings Ltd.	20,000	52,896

		133,272

Household Durables – 1.8%
Brookfield Incorporacoes SA	30,500	24,493
Even Construtora e Incorporadora SA	11,200	43,873
Rossi Residencial SA	28,405	45,755

		114,121

Specialty Retail – 1.0%
Mr. Price Group Ltd.	4,900	62,179

Textiles, Apparel & Luxury Goods – 1.9%
Alpargatas SA (Preference Shares)	3,420	23,936
Daphne International Holdings Ltd.	36,000	32,629
Shenzhou International Group Holdings Ltd.	20,000	67,821

		124,386

		703,726

Materials – 9.8%
Chemicals – 1.1%
Hyosung Corp.	840	43,831
OCI Co., Ltd.	210	27,064

		70,895

Construction Materials – 1.3%
China National Building Material Co., Ltd. – Class H	50,000	52,941
West China Cement Ltd.	208,000	33,707

		86,648

12	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 7.4%
KGHM Polska Miedz SA	4,000	$178,703
Korea Zinc Co., Ltd.	60	17,166
Koza Altin Isletmeleri AS	2,540	44,832
MMC Norilsk Nickel OJSC (ADR)	3,490	50,535
Ternium SA (Sponsored ADR)	1,350	31,455
Vale SA (Sponsored ADR) (Local Preference Shares)	11,070	149,224

		471,915

		629,458

Telecommunication Services – 3.4%
Diversified Telecommunication Services – 0.7%
Telekomunikasi Indonesia Persero Tbk PT	39,000	43,790

Wireless Telecommunication Services – 2.7%
China Mobile Ltd.	5,000	52,711
SK Telecom Co., Ltd.	290	53,541
Turkcell Iletisim Hizmetleri AS(b)	10,740	66,092

		172,344

		216,134

Utilities – 3.3%
Electric Utilities – 0.6%
Light SA	5,200	42,051

Independent Power Producers & Energy Traders – 1.1%
China Resources Power Holdings Co., Ltd.	14,000	36,958
Huaneng Power International, Inc. – Class H	34,000	34,588

		71,546

Water Utilities – 1.6%
Cia de Saneamento Basico do Estado de Sao Paulo	3,600	44,962
Cia de Saneamento de Minas Gerais-COPASA	2,800	55,456

		100,418

		214,015

Industrials – 3.3%
Airlines – 1.5%
Turk Hava Yollari	21,050	97,551

Industrial Conglomerates – 1.1%
Bidvest Group Ltd.	2,720	69,850

Transportation Infrastructure – 0.7%
Jiangsu Expressway Co., Ltd. – Class H	36,000	43,918

		211,319

Consumer Staples – 2.9%
Food & Staples Retailing – 0.4%
Shoprite Holdings Ltd.	1,220	21,306

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 2.5%
AVI Ltd.	9,310	$52,740
Gruma SAB de CV – Class B(b)	7,500	33,672
JBS SA	3,900	12,419
MHP SA (GDR)(a)	2,420	45,012
NongShim Co., Ltd.	70	18,033

		161,876

		183,182

Health Care – 1.7%
Health Care Providers & Services – 0.7%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	24,000	46,864

Pharmaceuticals – 1.0%
Richter Gedeon Nyrt	390	60,446

		107,310

Total Common Stocks (cost $5,911,093)		5,786,455

WARRANTS – 7.5%
Financials – 5.8%
Commercial Banks – 5.0%
Bank of Baroda, JPMorgan Chase Bank, NA, expiring 9/29/14(a)(b)	2,830	32,375
Bank of India, JPMorgan Chase Bank, NA, expiring 9/29/14(a)(b)	6,850	34,592
BankMuscat SAOG, Citigroup Global Markets, expiring 10/28/13(b)	6,930	11,441
Canara Bank Ltd., Deutsche Bank AG London, expiring 1/17/17(b)	1,890	13,741
Commercial Bank of Qatar QSC/The, Deutsche Bank AG London, expiring 5/26/17(b)	3,170	60,674
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/14/15(b)	12,200	49,410
Punjab National Bank, Merrill Lynch Intl & Co., expiring 7/07/15(b)	4,130	55,558
Union Bank of India, Merrill Lynch Intl & Co., expiring 7/07/15(b)	15,620	60,835

		318,626

Real Estate Management & Development – 0.8%
Aldar Properties PJSC, Deutsche Bank AG London, expiring 5/15/17(b)	12,620	7,320
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(b)	22,970	37,328
Sorouh Real Estate Co., Deutsche Bank AG London, expiring 5/15/17(b)	9,810	6,769

		51,417

		370,043

14	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 0.9%
Air Freight & Logistics – 0.9%
Agility Public Warehousing Co. KSC, Credit Suisse, expiring 3/29/16(a)(b)	21,650	$59,319

Materials – 0.5%
Chemicals – 0.5%
United Phosphorus Ltd., Merrill Lynch Intl & Co., expiring 2/07/17(b)	10,960	30,068

Consumer Discretionary – 0.3%
Auto Components – 0.3%
Apollo Tyres Ltd., Merrill Lynch Intl & Co., expiring 12/30/15(b)	12,640	19,989

Total Warrants (cost $481,544)		479,419

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $69,504)	69,504	69,504

Total Investments – 99.0% (cost $6,462,141)		6,335,378
Other assets less liabilities – 1.0%		65,826

Net Assets – 100.0%		$6,401,204

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate market value of these securities amounted to $263,170 or 4.1% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non Voting Depositary Receipt

OJSC – Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,392,637)	$6,265,874
Affiliated issuers (cost $69,504)	69,504
Foreign currencies, at value (cost $34,060)	34,040
Dividends receivable	39,258
Unamortized offering expense	37,074
Receivable due from Adviser	36,000
Receivable for investment securities sold	30,020
Receivable for capital stock sold	64

Total assets	6,511,834

Liabilities
Payable for investment securities purchased and foreign currency transactions	29,952
Transfer Agent out of pocket fee payable	25,698
Audit fee payable	18,535
Offering cost payable	16,793
Custody fee payable	7,966
Transfer Agent fee payable	5,361
Distribution fee payable	52
Accrued expenses and other liabilities	6,273

Total liabilities	110,630

Net Assets	$6,401,204

Composition of Net Assets
Capital stock, at par	$1,301
Additional paid-in capital	6,527,428
Undistributed net investment income	41,363
Accumulated net realized loss on investment and foreign currency transactions	(40,615)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(128,273)

$6,401,204

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$148,578	15,122	$9.83	*

C	$15,144	1,548	$9.78

Advisor	$6,237,482	633,812	$9.84

*	The maximum offering price per share for Class A shares was $10.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $9,059)	$86,720
Affiliated issuers	63	$86,783

Expenses
Advisory fee (see Note B)	32,766
Distribution fee—Class A	127
Distribution fee—Class C	72
Transfer agency—Class A	356
Transfer agency—Class C	82
Transfer agency—Advisor Class	33,222
Amortization of offering expenses	65,810
Custodian	38,138
Administrative	23,600
Legal	23,070
Audit	21,281
Registration fees	15,801
Printing	8,025
Directors’ fees	2,947
Miscellaneous	5,142

Total expenses	270,439
Less: expenses waived and reimbursed by the Adviser (see Note B)	(229,796)

Net expenses		40,643

Net investment income		46,140

Realized and Unrealized Loss on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(35,134	)(a)
Foreign currency transactions		(4,098)
Net change in unrealized appreciation/depreciation of:
Investments		(126,833	)(b)
Foreign currency denominated assets and liabilities		(453)

Net loss on investment and foreign currency transactions		(166,518)

Net Decrease in Net Assets from Operations		$(120,378)

(a)	Net of foreign capital gains taxes of $161.

(b)	Net of increase in accrued foreign capital gains taxes of $1,239.

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2013 (unaudited)	September 27, 2012(a) to November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$46,140	$(3,811)
Net realized gain (loss) on investment and foreign currency transactions	(39,232)	7,571
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(127,286)	(987)

Net increase (decrease) in net assets from operations	(120,378)	2,773
Dividends and Distributions to Shareholders from
Net investment income
Class A	(25)	– 0	–
Advisor Class	(3,533)	– 0	–
Net realized gain on investment transactions
Class A	(44)	– 0	–
Class C	(24)	– 0	–
Advisor Class	(9,589)	– 0	–
Capital Stock Transactions
Net increase	1,531,761	5,000,263

Total increase	1,398,168	5,003,036
Net Assets
Beginning of period	5,003,036	– 0	–

End of period (including undistributed net investment income of $41,363 and accumulated net investment loss of ($1,219), respectively)	$6,401,204	$5,003,036

(a)	Commencement of operations.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eleven portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. This report relates only to the AllianceBernstein Emerging Markets Equity Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class 1 and Class 2 shares are not currently being offered. As of May 31, 2013, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	19

Notes to Financial Statements

statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

20	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Notes to Financial Statements

financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	21

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$374,963		$1,197,591		$	– 0	–	$1,572,554
Information Technology	9,983		1,073,552			– 0	–	1,083,535
Energy	635,179		230,043			– 0	–	865,222
Consumer Discretionary	283,717		420,009			– 0	–	703,726
Materials	231,214		398,244			– 0	–	629,458
Telecommunication Services	– 0	–	216,134			– 0	–	216,134
Utilities	142,469		71,546			– 0	–	214,015
Industrials	43,918		167,401			– 0	–	211,319
Consumer Staples	143,843		39,339			– 0	–	183,182
Health Care	– 0	–	107,310			– 0	–	107,310
Warrants	– 0	–	59,319			420,100		479,419
Short-Term Investments	69,504		– 0	–		– 0	–	69,504

Total Investments in Securities	1,934,790		3,980,488	+		420,100		6,335,378
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$1,934,790		$3,980,488			$420,100		$6,335,378

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

22	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants		Total
Balance as of 11/30/12	$273,602		$273,602
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	2,717		2,717
Change in unrealized appreciation/depreciation	(13,277)		(13,277)
Purchases	167,356		167,356
Sales	(31,482)		(31,482)
Transfers in to Level 3	21,184		21,184
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/13+	$420,100		$420,100

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/13*	$(13,277)		$(13,277)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at May 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 5/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Warrants	$420,100	Indicative Market Quotations	Broker Quote	$0.58—$19.14/ $7.60

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	23

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such

24	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Notes to Financial Statements

taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $124,760 have been deferred and are being amortized on a straight line basis over a one year period starting from September 27, 2012 (commencement of the Fund’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.175% of the first $1 billion, 1.05% of the next $1 billion, 1% of the next $1 billion, .90% of the next $3 billion and .85% in excess of $6 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	25

Notes to Financial Statements

limit total operating expenses on an annual basis to 1.75%, 2.45% and 1.45%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until October 12, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before October 12, 2013. This fee waiver and/or expense reimbursement agreement may not be terminated before October 12, 2015. For the six months ended May 31, 2013, such waiver/reimbursement amounted to $206,196. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2013, the Adviser voluntarily agreed to waive such fees in the amount of $23,600.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $6,111 for the six months ended May 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $173 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended May 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ – 0 –	$1,981	$1,911	$70	$	– 0 –	*

*	Amount is less than $500.

26	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2013 amounted to $5,441, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,789,586		$1,218,219
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$359,980
Gross unrealized depreciation	(486,743)

Net unrealized depreciation	$(126,763)

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	27

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended May 31, 2013 (unaudited)		September 27, 2012(a) to November 30, 2012		Six Months Ended May 31, 2013 (unaudited)		September 27, 2012(a) to November 30, 2012

Class A
Shares sold	14,119		1,908		$146,822		$18,962

Shares issued in reinvestment of dividends and distributions	4		– 0	–	39		– 0	–

Shares redeemed	(1)		(908)		(8)		(8,776)

Net increase	14,122		1,000		$146,853		$10,186

Class C
Shares sold	548		1,000		$5,714		$10,003

Shares issued in reinvestment of distributions	– 0	–	– 0	–	5		– 0	–

Shares redeemed	– 0	–	– 0	–	– 0	–	– 0	–

Net increase	548		1,000		$5,719		$10,003

28	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Notes to Financial Statements

	Shares			Amount
	Six Months Ended May 31, 2013 (unaudited)	September 27, 2012(a) to November 30, 2012		Six Months Ended May 31, 2013 (unaudited)	September 27, 2012(a) to November 30, 2012

Advisor Class
Shares sold	135,788	498,008		$1,379,016	$4,980,074

Shares issued in reinvestment of dividends and distributions	16	– 0	–	173	– 0	–

Net increase	135,804	498,008		$1,379,189	$4,980,074

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	29

Notes to Financial Statements

investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Components of Accumulated Earnings/(Deficit)

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,274
Unrealized appreciation/(depreciation)	(2,206	)(a)

Total accumulated earnings/(deficit)	$6,068

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of November 30, 2012, the Fund did not have any capital loss carryforwards.

NOTE H

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of

30	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Notes to Financial Statements

disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2013 (unaudited)	September 27, 2012(a) to November 30, 2012

Net asset value, beginning of period	$ 10.00	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.11	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)	.02

Net increase (decrease) in net asset value from operations	(.14)	– 0	–

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.03)	– 0	–

Net asset value, end of period	$ 9.83	$ 10.00

Total Return
Total investment return based on net asset value(d)	(1.42)%	0%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.75%	1.75%
Expenses, before waivers/reimbursements(e)	9.75%	13.43%
Net investment income (loss)(c)(e)	2.03%	(1.01)%
Portfolio turnover rate	23%	6%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2013 (unaudited)	September 27, 2012(a) to November 30, 2012

Net asset value, beginning of period	$ 9.99	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.04	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.02

Net decrease in net asset value from operations	(.19)	(.01)

Less: Distributions
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Net asset value, end of period	$ 9.78	$ 9.99

Total Return
Total investment return based on net asset value(d)	(1.93)%	(.10)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.45%	2.45%
Expenses, before waivers/reimbursements(e)	10.52%	13.46%
Net investment income (loss)(c)(e)	.68%	(1.44)%
Portfolio turnover rate	23%	6%

See footnote summary on page 34.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2013 (unaudited)	September 27, 2012(a) to November 30, 2012

Net asset value, beginning of period	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.08	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)	.02

Net increase (decrease) in net asset value from operations	(.14)	.01

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.03)	– 0	–

Net asset value, end of period	$ 9.84	$ 10.01

Total Return
Total investment return based on net asset value(d)	(1.46)%	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,237	$4,983
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.45%	1.45%
Expenses, before waivers/reimbursements(e)	9.69%	12.52%
Net investment income (loss)(c)(e)	1.65%	(.44)%
Portfolio turnover rate	23%	6%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry S. D’Auria, Vice President

Sammy S. Suzuki, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Emerging Markets Value Equities Investment Team. Messrs. D’
Auria and Suzuki are the senior members of the Emerging Markets Value Equities
Investment Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	35

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Emerging Markets Equity Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

36	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser from inception through December 31, 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (September 2012 inception) was not profitable to it in 2012.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	37

respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Emerging Markets Index (the “Index”), in each case for the period since inception through February 28, 2013 (September 2012 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe and that it lagged the Index. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had lagged the Lipper Emerging Markets Funds Average and the Index. Based on their review and taking into account the short performance history of the Portfolio, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser

38	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) that invests in emerging market equity securities pursuant to a different investment strategy has a fee schedule identical to the one for the Portfolio, and that the Adviser is waiving, effective November 1, 2011 through October 31, 2013, 5 basis points of the advisory fee payable by the SCB Portfolio under its contract.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	39

waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s current size, its contractual effective advisory fee rate of 117.5 basis points was higher than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 1.181% had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group median and about the same as the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

40	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory
Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Emerging Markets Equity Portfolio (the “Portfolio”)2, prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory
Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;
3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

1	It should be noted that the information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	41

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2013.

Portfolio	March 31, 2013 Net Assets ($MM)	Advisory Fee Schedule[4]
Emerging Markets Equity Portfolio	$5.3	1.175% on first $1 billion 1.05% on next $1 billion 1.00% on next $1 billion 0.90% on next $3 billion 0.85% on the balance

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $10,235 (1.181% of the Portfolio’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Portfolio‘s expense limitation undertaking calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share

3	Jones v. Harris at 1427.

4	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

42	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. Also, set forth below are the Portfolio’s most recently completed fiscal year gross expense ratios:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Emerging Markets Equity Portfolio	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	1.45 1.75 2.45 1.95 1.70 1.45 1.70 1.45	% % % % % % % %	12.52 13.43 13.46 N/A N/A N/A N/A N/A	% % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

5	Annualized

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	43

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2013 net assets.7

Portfolio	Net Assets 3/31/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Emerging Markets Equity Portfolio	$5.3	Emerging Markets Value 1.15% on 1st $25 million 0.95% on next $25 million 0.85% on the balance Minimum Account Size: $25 m	1.150%	1.175%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Emerging Markets Portfolio of SCB Fund (“SCB Emerging Markets Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is SCB Emerging Market Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

44	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Portfolio had the fee schedule of SCB Emerging Markets Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on March 31, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Emerging Markets Equity Portfolio[8]	SCB Emerging Markets Portfolio	1.175% on 1st 1 billion 1.05% on next $1 billion 1.00% on next $1 billion 0.90% on next $3 billion 0.85% thereafter	1.125%	1.175%

		The Adviser is waiving 5 basis points in advisory fees effective through October 31, 2013.

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[9]
Emerging Markets Equity Portfolio	Emerging Markets Value Portfolio Class A	1.75%
	Class I	0.95%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2013 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Management Effective Fee	Portfolio Advisory Fee
Emerging Markets Equity Portfolio	Client #1	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.750%	1.175%

8	The investment guidelines of the Portfolio are more restrictive than SCB Emerging Markets Portfolio. The Portfolio invests primarily in value equity securities, in contrast to SCB Emerging Markets Portfolio, which invests in both growth and value equity securities.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	45

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking. 11 ,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

46	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Emerging Markets Equity Portfolio	1.175	1.139	9/14

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio14. Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio[15] (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Emerging Markets Equity Portfolio	1.750	1.790	6/14	1.762	34/77

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2012.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	47

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $0, $24 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $83 in fees from the Portfolio.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being

48	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	49

of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the since inception performance return and rankings19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the period ended February 28, 2013.21

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Emerging Markets Equity Portfolio Since Inception	4.30	4.84	7.30	9/14	71/96

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

50	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

Set forth below is the since inception performance return of the Portfolio (in bold)22 versus its benchmark.23

Periods Ending February 28, 2013 Annualized Performance
Since Inception (%)
Emerging Markets Equity Portfolio	4.30
MSCI Emerging Markets Index	7.00
Inception Date: September 27, 2012

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

22	The performance return shown in the table is for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for the since inception period through February 28, 2013.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

52	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EME-0152-0513

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Emerging Markets Equity Portfolio	2010
	2011

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Emerging Markets Equity Portfolio	2010		[	]
			(	)
			(	)

	2011		[	]
			(	)
			(	)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: July 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: July 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: July 22, 2013